Related Party Transactions - Summary of Future Minimum Rental Payments (Detail) $ in Thousands	Dec. 31, 2021 USD ($)
Related Party Lessee Operating Lease Liability Maturity [Line Items]
Less: imputed interest	$ (306)
Total lease liabilities	2,890
PCJW Properties LLC [Member]
Related Party Lessee Operating Lease Liability Maturity [Line Items]
2022	335
2023	339
2024	295
2025	309
Thereafter	0
Total minimum lease payments	1,278
Less: imputed interest	(214)
Total lease liabilities	$ 1,064